Exhibit 99.3

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of March 28, 2011, between Arena Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., Deerfield International Limited, Deerfield Special Situations Fund, L.P. and Deerfield Special Situations Fund International Limited (collectively the “Investors”). Capitalized terms used but not defined herein shall have the meanings given to them in the Securities Purchase Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company previously issued to the Investors warrants to purchase an aggregate of 16,200,000 shares of Common Stock (the “Prior Warrants”) in connection with that certain Purchase and Exchange Agreement, dated June 2, 2010, between the Parties;

WHEREAS, on the date hereof, the Company and the Investors are entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which the Company has agreed to issue to the Investors, and the Investors have agreed to purchase from the Company, shares of Common Stock and Preferred Stock of the Company; and

WHEREAS, the Investors’ obligations to purchase the securities pursuant to the Securities Purchase Agreement are conditioned on the Company exchanging a portion of the Prior Warrants held by each Investor for new warrants (the “New Warrants”) pursuant to this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Investors and the Company agree as follows:

ARTICLE I

ISSUANCE OF NEW WARRANTS

Section 1.1 Delivery of Prior Warrants. On or prior to the “Closing” under the Securities Purchase Agreement (the “Closing”), each Investor shall deliver to the Company for cancellation a portion of the Prior Warrants held by such Investor covering a number of shares of Common Stock equal to the number of shares of Common Stock covered by the New Warrants to be issued to such Investor as set forth opposite such Investor’s name on Schedule 1 attached hereto (such portion, the “Canceled Prior Warrants”) and in connection therewith each such Investor shall deliver to the Company on or prior to the Closing the certificates representing all of the Prior Warrants held by such Investor. At the Closing, the certificates representing all of the Prior Warrants shall be void and of no further force or effect.

Section 1.2 Issuance of New Warrants. At the Closing, the Company shall issue to each Investor a New Warrant to purchase the same number of shares of Common Stock that such Investor was entitled to purchase under the Canceled Prior Warrants. The New Warrants shall have an initial exercise price of $1.68 per share of Common Stock, shall provide for a term expiring on June 17, 2015, shall not be exercisable prior to the six month anniversary of the

Closing and shall otherwise be in the form annexed hereto as Exhibit A. At the Closing, the Company shall deliver to each Investor a new certificate, identical in form to the Prior Warrants, representing the number of remaining Prior Warrants set forth opposite such Investor’s name under “Remaining Prior Warrants” on Schedule 1 attached hereto.

Section 1.3 The Company and the Investors agree that the exchange of the Canceled Prior Warrants for the New Warrants made pursuant to this Agreement represents an isolated transaction that is not part of a plan to periodically increase any Investor’s proportionate interest in the assets or earnings and profits of the Company. Therefore, the Company shall not report dividend income for federal, and any applicable state and local, income tax purposes to the Investors except to the extent that cash, stock or property dividends are paid on the shares of Common Stock or Preferred Stock owned by the Investors. Notwithstanding the foregoing, neither the Investors nor the Company shall be required to take any action pursuant to this Section 1.3 if doing so would be reasonably likely, based upon the advice of the Company’s tax advisers after consulting with the Investors and their tax advisers, to be unfounded, unlawful or potentially subject the Investors or the Company to a material penalty.

Section 1.4 The parties agree and acknowledge that, for purposes of determining the respective ongoing obligations from and after the Closing of the parties under the Registration Rights Agreement, dated June 2, 2010, the term “Warrants” under said Registration Rights Agreement shall be deemed to include the New Warrants. The Company also agrees, as soon as practicable after the Closing, to prepare and file with the SEC a supplement (the “Supplement”) to the Registration Statement (as defined below) , as necessary to reflect the issuance of the New Warrants and the registration of the shares of Common Stock issuable upon exercise of the New Warrants. For purposes herein, the term “Registration Statement” means the registration statement on Form S-3 (File No. 33-167498), including a Prospectus, relating to, among other things, the resale by the Investors of shares of Common Stock issuable on exercise of the Prior Warrants.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Company. The date on which the Closing occurs shall be referred to herein as the “Closing Date”. The Company represents and warrants as of the date hereof and as of the Closing Date as follows:

(a) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

(b) The Company is conducting its business in compliance with its Certificate of Incorporation (as amended to date) and its Bylaws (as amended to date) (collectively, the “Organizational Documents”). The Organizational Documents of the Company (including all amendments thereto) as currently in effect have been made available to the Investors and remain in full force and effect with no defaults outstanding thereunder.

(c) The Company has full power and authority to enter into this Agreement and to issue the New Warrants in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the New Warrants have been duly authorized by the Company’s Board of Directors or a duly authorized committee thereof and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been and, on the Closing Date, the New Warrants shall be, duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(d) All authorizations, consents, approvals, registrations, exemptions and licenses that are necessary for the issuance of the New Warrants hereunder, the execution and delivery of this Agreement and the performance by the Company of its obligations hereunder, have been obtained and are in full force and effect, except for registrations and filings in connection with the issuance of the New Warrants and shares of Common Stock issuable upon exercise of the New Warrants, and filings necessary to comply with laws, rules, regulations and orders required in the ordinary course of business.

(e) Neither the entering into of this Agreement nor the compliance with any of the terms hereof conflicts with, violates or results in a breach of any of the terms of, or constitutes a default or event of default (however described) or requires any consent under, to the extent applicable, (i) any agreement to which the Company is a party or by which it is bound, (ii) any of the terms of the Organizational Documents or (iii) any judgment, decree, resolution, award or order or any statute, rule or regulation applicable to the Company or its assets, except where such conflicts, violations, breaches or defaults, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(f) To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals) that reasonably could be expected to prohibit the preparation and filing of the Supplement in order to make the Registration Statement available for the resale of the shares of Common Stock issuable upon exercise of the New Warrants by the Investors.

Section 2.2 Company Acknowledgment. The Company acknowledges that it has made the representations and warranties referred to in Section 2.1 with the intention of persuading the Investors to enter into this Agreement and that the Investors have entered into this Agreement on the basis of, and in full reliance on, each of such representations and warranties.

Section 2.3 Representations and Warranties of the Investors. Each of the Investors represents and warrants to the Company as of the date hereof and as of the Closing Date, and agrees that:

(a) The entire legal and beneficial interests of the New Warrants, and the shares of Common Stock issuable pursuant to the New Warrants, whether upon exercise or otherwise (the “Warrant Shares”), are being acquired for, and will be held for, its account only.

(b) The New Warrants and the Warrant Shares have not been registered for issuance under the Securities Act. Each of the Purchasers understands that the New Warrants and the Warrant Shares are not registered for issuance under the Securities Act or qualified under applicable state securities laws on the ground that the issuance thereof will be exempt from the registration and qualifications requirements thereof.

(c) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment in the New Warrants and the Warrant Shares.

(d) The New Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption for such registration is available or, in the case of the Warrant Shares, they are sold pursuant to the Registration Statement.

(e) Neither the New Warrants or the Warrant Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company and the resale following the required holding period under Rule 144.

(f) It will not make any disposition of all or any part of the New Warrants or the Warrant Shares until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement (it being acknowledged that, upon filing of the Supplement in accordance with Section 1.4, the Warrant Shares may be disposed of pursuant to the Registration Statement); or

(ii) Such Investor shall have notified the Company of the proposed disposition and, in the case of a sale or transfer in a so called “4(1) and a half” transaction, shall have furnished counsel for the Company with an opinion of counsel, substantially in the form annexed as Exhibit C to the New Warrant. The Company agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Securities Act.

(g) Such Investor is a limited partnership or corporation duly organized and validly existing under the laws of the jurisdiction of its formation.

(h) This Agreement has been duly authorized, executed and delivered by such Investor and constitutes the valid and legally binding obligation of such Investor, enforceable in accordance with its terms, except as such enforceability may be limited by

(i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(i) It has not and will not have assigned, encumbered, hypothecated or transferred, or purported to assign, encumber, hypothecate or transfer, to any other person or entity in any manner, any rights under or to the Canceled Prior Warrants.

Section 2.4 Investor Acknowledgement. Each of the Investors acknowledges that it has made the representations and warranties referred to in Section 2.3 with the intention of persuading the Company to enter into this Agreement and that the Company has entered into this Agreement on the basis of, and in full reliance on, each of such representations and warranties. Each of the Investors also acknowledges that the representations and warranties made by the Company in Section 2.1, to the extent that they pertain to the New Warrants, are made solely to the extent, and will only survive for so long as, any of the Investors remains a party to the Registration Rights Agreement or a holder of the New Warrants.

ARTICLE III

MISCELLANEOUS

Section 3.1 Notices. Any notice, request or other communication to be given or made under this Agreement shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the party to which it is required or permitted to be given or made at such party’s address specified below or at such other address as such party shall have designated by notice to the other parties.

For the Company:

Arena Pharmaceuticals, Inc.

6166 Nancy Ridge Drive

San Diego, CA 92121

Attention: Chief Financial Officer and General Counsel

Facsimile: (858) 677-0065

with a courtesy copy (not constituting notice) to:

Cooley LLP

4401 Eastgate Mall

San Diego, CA 92121

Attention: Steven M. Przesmicki

Facsimile: (858) 550-6420

For the Investors c/o:

Deerfield Private Design Fund, L.P.

780 Third Avenue, 37th Floor

New York, New York 10017

Attention: James E. Flynn

Facsimile: (212) 573-8111

with a courtesy copy (not constituting notice) to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022-2585

Facsimile: (212) 894-5827

Attention: Mark I. Fisher

         Elliot Press

Section 3.2 Waiver of Notice. Whenever any notice is required to be given to the Investors or the Company under this Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 3.3 Applicable Law and Consent to Non-Exclusive New York Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of such State.

(a) Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, borough of Manhattan or the County of San Diego for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such court, action or other proceeding is improper. Final non-appeal able judgment against any party in any such action, suit or other proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing contained in this Agreement shall affect the right of any party to commence legal proceedings in any court having jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the other party(ies) in any manner authorized by the laws of any such jurisdiction. Each party irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such action, suit or other proceeding brought in the courts in the State of New York, in the County of San Diego or in the United States District Court for the Southern District of New York, and any claim that any such action, suit or other proceeding brought in any such court has been brought in an inconvenient forum.

(b) EACH PARTY HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING

ARISING OUT OF ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY ANY TRANSACTION DOCUMENT.

(c) To the extent that the parties may, in any suit, action or other proceeding brought in any court arising out of or in connection with this Agreement, be entitled to the benefit of any provision of law requiring the Company or the Investors, as applicable, in such suit, action or other proceeding to post security for the costs of the Company or the Investors, as applicable, or to post a bond or to take similar action, the parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted under any applicable laws.

Section 3.4 Successors and Assigns. This Agreement shall bind and inure to the respective successors and assigns of the parties. The Company may not assign or otherwise transfer all or any part of its rights under this Agreement without the prior written consent of the Investors. Any attempted assignment or participation in violation of this Section 3.4 shall be void and of no further effect.

Section 3.5 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto. This Agreement may be amended, and any provision may be waived, by a writing signed by the Company and the Investors.

Section 3.6 Severability. If any provision contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

Section 3.7 Counterparts. This Agreement may be executed in several counterparts, and by each party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile signatures or the exchange of .pdf copies of signatures shall be treated as original signatures.

Section 3.8 Survival. This Agreement and all agreements, representations and warranties made in this Agreement, and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon by the parties and shall survive the execution and delivery of this Agreement regardless of any investigation made by any party or on its behalf, and shall continue in force until the termination or exercise in full of the New Warrants.

Section 3.9 Waiver. Neither the failure of, nor any delay on the part of, any party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Investors upon any default under this Agreement or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Purchasers in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Investors in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Section 3.10 Further Assurances. From time to time, each party hereto shall perform any and all acts and execute and deliver to the other party such additional documents as may be necessary or as requested by the other party to carry out the purposes of this Agreement or to preserve and protect such other party’s rights as contemplated therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

ARENA PHARMACEUTICALS, INC.

By:	/s/ Steven W. Spector
Name:	Steven W. Spector
Its:	Senior Vice President, General Counsel
and Secretary

DEERFIELD PRIVATE DESIGN FUND, L.P.		DEERFIELD INTERNATIONAL LIMITED

By:	Deerfield Capital, L.P., its General Partner
By:	J.E. Flynn Capital LLC, its General Partner

By:	/s/ David J. Clark	By:	/s/ David J. Clark
Name:	David J. Clark	Name:	David J. Clark
Its:	Authorized Signatory	Its:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.		DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Capital, L.P., its General Partner	By:	Deerfield Capital, L.P., its General Partner

By:	J.E. Flynn Capital LLC, its General Partner	By:	J.E. Flynn Capital LLC, its General Partner

By:	/s/ David J. Clark	By:	/s/ David J. Clark
Name:	David J. Clark	Name:	David J. Clark
Its:	Authorized Signatory	Its:	Authorized Signatory

DEERFIELD PARTNERS, L.P.		DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED
By:	Deerfield Capital, L.P., its General Partner
By:	J.E. Flynn Capital LLC, its General Partner

By:	/s/ David J. Clark	By:	/s/ David J. Clark
Name:	David J. Clark	Name:	David J. Clark
Its:	Authorized Signatory	Its:	Authorized Signatory

EXHIBIT A

FORM OF NEW WARRANT

SCHEDULE 1

	New Warrants	Remaining Prior Warrants
Deerfield Partners, L.P.	2,844,981	362,619
Deerfield International Limited	4,339,314	553,086
Deerfield Private Design Fund, L.P.	2,421,394	308,630
Deerfield Private Design International, L.P.	3,900,785	497,191
Deerfield Special Situations Fund, L.P.	303,465	38,679
Deerfield Special Situations Fund International Limited	558,651	71,205

Total	14,368,590	1,831,410